UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 16, 2017

OPKO Health, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33528	75-2402409
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Biscayne Blvd., Miami, Florida		33137
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(305) 575-4100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 1.01. Entry into a Material Definitive Agreement.

On August 16, 2017, OPKO Health, Inc. (the “Company”), entered into a Commitment Letter (the “Commitment Letter”) with Veterans Accountable Care Group, LLC (“VACG”) in connection with submission of a bid by its affiliate, the Veterans Accountable Care Organization, LLC (“VACO”) in response to a request for proposal (“RFP”) from the Veterans Health Administration (“VA”) regarding its Community Care Network. If VACO is successful in its bid, the Company will acquire a fifteen percent (15%) membership interest in VACO. In addition, BioReference Laboratories will provide laboratory services for the Community Care Network, a region which currently includes approximately 2,133,000 veterans in the states of Massachusetts, Maine, New Hampshire, Vermont, New York, Pennsylvania, New Jersey, Rhode Island, Connecticut, Maryland, Virginia, West Virginia, and North Carolina.

Pursuant to the Commitment Letter, the Company committed to provide, or to arrange from a third party lender, a line of credit for VACG in the amount of $50,000,000 (the “Facility”). Funds drawn under the Facility would be contributed by VACG to VACO in order to satisfy the financial stability requirement of VACO in connection with its submission of the RFP. VACG would not be permitted to draw down on the Facility unless and until the VHA awards a contract to VACO. The Facility would have a maturity of five (5) years. Interest on the Facility would be payable at a rate equal to six and one-half percent (6.5%) per annum, payable quarterly in arrears.

The Company currently anticipates that a decision by the VHA with respect to the RFP will occur during the fourth quarter of 2017, although there can be no assurance that a decision will be made by such time or that, if made, such decision will not be challenged by participants in the RFP process or otherwise.

The Facility is subject to the negotiation of definitive documentation conditions customary for transactions of such type and otherwise acceptable to VACG and the lender under the Facility.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

August 17, 2017	By:	Adam Logal

Name: Adam Logal
Title: Senior Vice President-Chief Financial Officer